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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2003

Advance Auto Parts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5673 Airport Road, Roanoke, Virginia                         24012

            (Address of principal executive offices)                                     (Zip Code)

Registrant’s telephone number, including area code (540)362-4911

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated May 14, 2003.

Item 9.	Regulation FD Disclosure (the following discussion is provided under “Item 12. Results of Operations and Financial Condition”).

In accordance with SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto required to be furnished under “Item 12. Results of Operations and Financial Condition” is furnished under “Item 9. Regulation FD Disclosure.”

On May 14, 2003, Advance Auto Parts, Inc. issued a press release setting forth its earnings for its first quarter ended April 19, 2003. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.

(Registrant)
Date May 14, 2003
/S/ JEFFREY T. GRAY

(Signature)*
Jeffrey T. Gray Senior Vice President, Controller and Assistant Secretary

*	Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Advance Auto Parts, Inc., dated May 14, 2003.